Exhibit 99.1

Safe Harbor
In the presentation that follows and in related comments by General Motors management, our use of the words “expect”, “anticipate”, “estimate”, “forecast”, “objective”, “plan”, “goal”, “project”, “priorities/targets,” “outlook“and similar expressions is intended to identify forward looking statements.
While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Qand 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

Financial Outlook & Business Objectives
John Devine Vice Chairman & CFO

Agenda • 2004 Review • 2005 Industry Outlook • 2005 Targets & Objectives

2004 “Year in Review Wins ........ Challenges —— — • Expect to meet 2004 • Insufficient core earnings target Automotive profitability • Record GMAC performance • Rising health care costs • Despite tougher market, • U.S. market share record GMAP profitability performance and market share • LAAM back into the black • Restructuring of GME • Market share increases in • Rising interest rates 3 of 4 regions (volume up 4%)

2004 CY Priorities/Targets
• Priorities — $6.00-$6.50 EPS* — Operating cash flow of $5B — Grow share in all regions • Regional/Sector Income Targets — North America: $1,000-$l,400M — Europe:$0-$100M — LAAM:$(200)M-$(100)M — Asia-Pacific $700-$800M — GMAC:>$2,000M • Other Metrics — Structural cost: >$500M reduction (Auto Ops.) — Capital spending of $7B — Material cost reduction: 3.5% GMNA/3.0% GME

Agenda • 2004 Review • 2005 Industry Outlook • 2005 Targets & Objectives

2005 Global Economic Outlook
• Global GDP growth projected at 3.0% — 3.5% • Some moderation in U.S. economic growth — 3.5% GDP growth vs. 4.4% in 2004 • Europe growth rate consistent with 2004 (2.0%-2.5%) • Asia-Pacific growth remains a positive • LAAM’s strong recovery should continue

2005 Industry Outlook • Global industry sales flat to up slightly • Sales growth in China/other emerging markets continue to outpace developed markets •Consumer affordability conditions to remain favorable - Pricing pressures still challenging in major markets - Oil prices expected to remain in the low $40-$43/bbl - New products stimulating demand - Continued rise in U.S. interest rates

Agenda • 2004 Review • 2005 Industry Outlook • 2005 Targets & Objectives

2005 Priorities • $4.00-$5.00 EPS* • Operating cash flow of $2 billion**
- Capital spending of $8B • Grow global volume

CMNA — 2005 Industry Overview
• Industry assumptions - U.S. industry roughly flat with ‘04 - U.S. industry mix continues to richen - Canada to grow slightly, while Mexico holds steady • GM mix/volume assumptions - Expect 25% of volume to be new vehicles* - Negative mix because of product cycle timing • Industry pricing assumptions — Flat industry pricing — Industry revenue per vehicle will continue to grow

U.S. Pension Expense 2003 2004 2005
$BillionsActual Actual Outlook —— —— —
U.S. Pension Expense[1] 2.6 1.4 1.2 Related Interest Expense 0.5 1.0 1.0 Total Expense 3.1 2.4 2.2 YE Funded Status[2] 0.3 3.0 YE Discount Rate (%) 6.00% 5.75% Actual Asset Returns (%) 22% 14% 9%[3] Contributions 18.5 0.0 0.0

U.S. Health Care Spending and OPEB Expense
2003 2004 2005
$Billions Actual Estimate Outlook U.S. OPEB Expense 4.3 4.3 5.3
Assumptions — Y-E Discount Rate 6.25% 5.75% OPEB Health Care Trend Rate[1] 7.25% 8.50% 10.50% OPEB Liability 64.5 73.8 VEBA Assets 10.0 20.0[2] - Net Liability 54.5 53.8 U.S. Health Care Cash Payments Active 1.6 1.6 1.7 Retired 3.2 3.6 3.9 Total Cash 4.8 5.2 5.6

CMNA — 2005 Earnings Outlook
• Expect 2005 net income of $500 million • Lower earnings driven primarily by increase in health care expenses and lower mix • Continued focus on cost reduction/performance improvements -Facilities rationalization/employee attrition -Positive material performance but reduced from ‘04 • Maintain aggressive product portfolio roll-out

CME - 2005 Outlook
• Industry assumptions - Industry volume expected to be 20.2M-20.4M (down 2%) • GM volume assumptions - Increased volume driven by new Opel/Vauxhall and Chevrolet products • Pricing/FX assumptions - Continued pricing pressure in key markets - Weaker U.S. $vs. SEK and Euro, and weaker British pound vs. Euro adversely impact GME • Expect 2005 loss of $(500) million

CMAP — 2005 Industry Overview
• Economic growth coming off a peak - Stronger currencies/moderating total export growth - China’s soft landing - Japan’s expansion to slow, South Korea’s domestic demand continues to struggle • Industry expected to be 17.6M vehicles (up 4%) - China industry of 5.6M (up 6%) - Strong growth in India and Thailand - Japan, South Korea, and Australia relatively flat • Expect continued pricing pressures in China - Modest price pressure in Korea/Australia

China — 2005 Industry Overview
• China remains largest growth market • Vehicle sales growth slowed since Q2 ‘04 - Government’s decision to cool economy - Auto financing restricted - Repeated price cuts prompted consumer “wait-and-see” attitude - Gasoline prices up significantly • Stronger industry growth to resume in 2H ‘05 - Vehicle demand/economic growth remains positive

CMAP — 2005 Earnings Outlook
• Expect net income of $600 million • Continue to build on successful China growth - China very profitable though with reduced earnings - Continue to expand capacity/product development capabilities along with Cadillac/Chevrolet brands • Continue expansion of GMDAT product/design capability -Expect significant growth in global export volume -Targeting breakeven in 2005 • Continued profitable performance from
GM Holden and Thailand/India operations

CMLAAM — 2005 Industry Overview
• Industry expected to be 4.4M vehicles (up 3%) - Political and economic uncertainties remain • Expect 4.0% GDP growth • Brazilian market key to GM’s performance - Stable market of 1.6M - Moderation of inflation/interest rates - Expect 3.5% GDP growth (4.3% in ‘04)

CMLAAM — 2005 Earnings Outlook • Expect 2005 net income of $100 million -Second year of positive net income • All operating units targeted to be profitable • Major new products introduced in
Brazil/Andean region • Continue to grow sales in the Middle East/Africa - Leverage GMDAT products (Aveo, Optra, Epica) and GMNA products (mid-size utilities, luxury vehicles) - Aggressively position Cadillac as top luxury brand in Middle East/Africa

CM Net Income — 2005 Earnings Walk $6.00-$6.50 EPS*
$4.00-$5.00 OPEB EPS* CMAC All Other 2004 CY 2005 CY

2005 Operating Cash Flow •Auto Operating Cash Flow target of $2 billion* - Continue to generate strong automotive cash flow •Reduction from 2004 operating cash flow primarily due to: - Higher capital expenditures ($8 billion) driven by full-size utilities/truck launches -Higher health care spending • Additionally expect $2B dividend from GMAC

$10 EPS Remains Coal — But Beyond 2006
GMNA New Products $10.00* GME Recovery China Brazil $4.00- OPEB
GME Other GMAC Auto EPS 2005 Future Target

2005 CYPriorities/Targets • Priorities - $4.00-$5.00 EPS* - Operating cash flow of $2B** - Capital spending of $8B - Grow global volume • Regional/Sector Income Targets - North America: $500M - Europe: $(500)M - LAAM: $100M - Asia-Pacific: $600M - GMAC: >$2,500M

Summary • 2004 earnings on track to current guidance and original target • 2005 earnings lower primarily due to increased health care expense and lower GMAC earnings • Project strong profit recovery in 2006/2007

Safe Harbor
In the presentation that follows and in related comments by General Motors management, our use of the words “expect”, “anticipate”, “estimate”, “forecast”, “objective”, “plan”, “goal”, “project”, “priorities/targets,” “outlook“and similar expressions is intended to identify forward looking statements.
While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Qand 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

Europe
Business Update
Fritz Henderson Chairman, GM Europe

CM Europe Business Update • Olympia — retrospective look • Margin evolution and Opel/Vauxhall brand health • 2004-2005 Restructuring Plan • Restructuring Plan status • GME turnaround priorities

Project Olympia Cost Reductions Short Term Long Term

CME Structural Cost Overview
1999 2000 2001 2002 2003 2004 Estimate

Headcount
1999 2000 2001 2002 2003 2004 Estimate

Annual Net Material Cost Performance
More than $1B Savings
1999 2000 2001 2002 2003 2004 Estimate

CME Contribution Margin and Structural Cost
1999 2000 2001 2002 2003 2004 Estimate

Overall European Market Observations • Leading company share 16.6% (VW Group) • Leading brand share 11.3% (Renault), with 7 brands between 5-10% • Aggregate: Western European demand stagnant, from 17.2M units in 1999 to 16.7M in 2004 • Regulatory/policy pressures remain intense: fuel economy, emissions, pedestrian protection, block exemption, etc. • Segment growth at low-end and premium, with squeeze for middle market brands like Opel/Vauxhall — On plus side, Daewoo/Chevrolet retail volumes in Europe grew 70.6% or 77.5K units in 2004 over 2002, without Diesels (to be introduced in 2006)

Opel/Vauxhall Brand Health Requires Urgent Action • New product launches best opportunity • While current quality improved, must deal with prior owner dissatisfaction • Must continue to exercise true design innovation as we did with the Astra in all future product programs • Continue work to build true retailer partnership in post-block exemption environment

Margin Pressures • Intensifying price pressure industry-wide — List prices down nearly 10% in WE since 1996 in real, equipment-adjusted terms • Opel/Vauxhall also experienced “mix” pressures — Selling more small Corsas than larger Vectras (with Vectra segment shrinking) — Selling more to fleets (more large than small) — Selling more in Turkey and Eastern Europe, but less in more developed and higher margin markets (e.g., Germany) — Growth in diesels relative to gas at lower margins

CME Market Share — Total Europe
1998 1999 2000 2001 2002 2003 2004

CME Net Income 1998-2004 Q3 YTD
YTD Profit Margin: 1.8% 1.6% (0.9)% (2.7)% (1.9)% (1.0)% (1.9)%

Competitiveness Restructuring Plan • Manufacturing restructuring • Engineering and design integration • Sales and marketing functional reorganization • Warehousing operation restructuring • Administration reductions

Framework Agreement Reached on CME Restructuring Program • Reduce structural costs by at least Euro 500 Million • Reduction of General Motors workforce in Europe by 12,000 — Over next two years — Majority of savings in 2005 — Primary impact in Germany • German program consists of: — Establishment of transfer companies — Early retirement programs — Severance programs — Outsourcing selected operations

Revenue/Margin Building Measures • Manage multi-brand opportunities, with Chevrolet growth at entry level — Position Opel/Vauxhall squarely in middle market segments -Saab entry premium -Cadillac at top end • Systematic assessment of fleet business and diesel opportunities • Brand rejuvenation initiative in 2005 • Continue new product launches with segment leading quality, reliability and durability

Astra Success Story • Astra 5-door (launched in Mar/Apr 2004) received enthusiastic reaction by the public — Many segment/industry first innovations — Astra Hatch segment share in W/C Europe went up from 10.3% to 12.9% (+25%) -Positive press results • Astra Wagon successfully launched in Oct/Nov 2004 • Astra GTC (launch in Mar/Apr 2005) was ranked as one of the main highlights of Paris Motor Show by journalists

Six Key Priorities • Opel/Vauxhall brand health and market performance • Determine medium to long term GM plan for Saab • Right-size GME cost structure, including footprint • Improve organizational alignment, speed and clarity • Pursue growth initiatives • Resolve GM/Fiat future relationship

Summary • Competitive pressures and GME performance delivering unsatisfactory results despite significant Olympia savings • Further restructuring begun and on track • For 2005 - Stabilize contribution margin as % of net sales at 2004 levels for future improvements in 2006 - On cost side, implementation of restructuring initiatives become effective mid-year — Full effect in 2006 — Continue to drive material cost — Net Income target of loss of $(500)M

Safe Harbor
In the presentation that follows and in related comments by General Motors Acceptance Corporation's management, our use of the words "expect", "anticipate", "project", "estimate", "forecast", "objective", "plan", "goal", "outlook", "target", "pursue" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases and other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. Safe Harbor

GMAC Update Eric Feldstein Chairman, GMAC

GMAC Consolidated Net Income

GMAC 2004 Financial Results • Achieved in a difficult environment - Credit rating downgrades - Rising market interest rates - Widening GMAC borrowing spreads - Declining mortgage volume

GMAC Sustainable Net Income Prelim. • 2003 not an aberration • GMAC earnings power going forward more in line with 2003/2004 than with historical results

GMAC 2005 Objectives • Net income — Earn at least $2.5 billion • Dividends to GM — Remit in excess of $2.0 billion • Strong liquidity position — Ensure ample funding under downside scenarios

GMAC 2005 Net Income Financing Operations Insurance Operations Mortgage Operations At least $2.5 Billion

GMAC 2005 Mortgage Outlook Industry Volume GMAC Mortgage Profitability

GMAC Mortgage Operations • Volume up 46% in 2003 ^ Profits up 130% • Volume down 30% in 2004 ^ Profits down only 10%

GMAC 2005 GMAC Mortgage Outlook • Growing market share in residential -Expect 8th year in a row of market share gains • Mortgage servicing income tends to increase in a rising interest rate environment -Natural hedge to mortgage lending business • Growing investment/asset management business -Not overly sensitive to industry volume • Expanding international mortgage operations

GMAC 2005 Net Income Financing Operations Insurance Operations Mortgage Operations At least $2.5 Billion

GMAC insurance Operations 2003-2004
• Insurance premium growth ( G ) • Underwriting performance ( G ) • Investment portfolio performance ( G )

GMAC insurance Operations 2005 Outlook •Insurance premium growth ( G ) •Underwriting performance ( G ) •Growth in international markets ( G ) •Income from investment portfolio ( G )
$Millions 1/1/03 1/1/04 9/30/04 Market value of $5,080 $6,248 $6,625 investment portfolio

GMAC 2005 Net Income
Financing Operations Insurance Operations Mortgage Operations At least $2.5 Billion

GMAC 2005 Challenges Challenge • Rising interest rates - Cost of floating rate debt will increase Mitigating Factor • GMAC has rebalanced its debt portfolio - Replaced a large portion of floating rate debt with fixed rate debt at attractive levels

GMAC 2005 Challenges Challenge • Widening borrowing spreads on GMAC unsecured debt Mitigating Factor • GMAC has reduced its reliance on “expensive” unsecured debt - Tapping many forms of lower-cost secured funding

GMAC U.S. Funding Mix Institutional Unsecured Retail Asset Backed Securities Whole Loan Sales

GMAC change in Auto Finance Business Model • Transition from “Storage Business” to “Moving Business” • Historical model: “Storage Business” — Originate auto loans — Store on GMAC balance sheet • New model: “Moving Business” — Originate auto loans — Sell auto loans to financial institutions — GMAC retains servicing after loan is sold

GMAC Originate Auto Finance Model CMAC Financial Institutions “Front-End” “Back-End” • Unique origination platform • Captive financing for • Low cost of funds GM’s subverted business u Balance sheet capacity • Auto loan underwriting expertise • Loan servicing expertise

GAMAC Auto Finance Originate/Sell Model • GMAC will remain “face” to dealer/customer -GMAC originates loan -GMAC services loan -Sale of auto loan “irrelevant” to dealer/customer • GMAC will continue to provide strong strategic support for GM Vehicle Operations — Wholesale and retail auto financing

GMAC Financing Outlook
2005 Outlook
• Rising interest rates ( Y ) • Widening borrowing spreads ( Y ) • Balance sheet capacity ( Y ) • Credit losses ( G )

GMAC 2005 Net Income Financing Operations Insurance Operations Mortgage Operations At least $2.5 Billion

GMAC Dividends Memo: Y-E Funding to 10.9:1 10.4:1 9.8:1 Equity Ratio

GMAC 2005 Objectives • Net income - Earn at least $2.5 billion • Dividends to GM - Remit in excess of $2.0 billion • Strong liquidity position - Ensure ample funding under downside scenarios

GMAC strong Liquidity Position • Large cash balances - $24.4 billion at end of September • Many new funding channels cultivated • Funding to equity ratio reduced • Term debt maturities extended

GMAC Liquidity Profile
Asset and Liability Scheduled Maturities* * As of September 30, 2004. Excludes on-balance sheet secured assets and on-balance sheet secured debt I

GMAC Residential Mortgage Operation Stand-alone Credit Rating GM GM/GMAC Automotive GMAC Credit Rating RFC Residential Residential Capital

GMAC Summary • GMAC continues to produce record earnings despite difficult challenges • GMAC implementing strategic changes to ensure sustainable earnings long term -Funding strategies altered -Shift to “originate/sell” model • GMAC providing support to GM Vehicle Operations with auto financing activities globally

Supplemental Information
The following supplemental information is provided to reconcile adjusted financial data with GAAP-based data (per GM’s financial statements):
Presented on January 13, 2005 at the Automotive Analysts of New York Conference in Detroit by Rick Wagoner, Chairman and CEO

Supplemental Information 1992 Adjusted Net Income & EPS excluding Hughes & EDS GM GMexcl. $Millions Consolidated Hughes & EDS Hughes EDS Reported Net Income (Loss) (23,498) (24,044) (90) 636 Special Items: -Cumulative Effect of SFAS #106 Change 20,878 20,838 40 0 -National Car Rental System Inc. Adj. 744 744 0 0 -Sale of Daewoo Investment (165) (165) 0 0 -Hughes Aircraft Restructuring 749 0 749 0 -Hughes Revenue Recognition Adj. 40 0 40 0 Total Special Items 22,246 21,417 829 0 Adjusted Net Income (Loss) (1,252) (2,627) 739 636 Average number of GM $1 2/3 Common Shares 671 EPS $(3.92) 1992 U.S. Pension (Unfunded) Status $Billions GM (12.1) Less: -EDS (0.2) -Hughes 1.0 Subtotal 0.8 GM Excl Hughes & EDS (12.9)

Supplemental Information Three Years of Operating Cash Flow (1990-1992) $Billions Less I 1992 . ConsolidatedGMAC Hughes EDS Total* Net Cash Provided by Operating Activities (GAAP) 9.85.2 1.2 1.1 2.3 Reclassificationsto/(from) U.S. GAAP: -Expenditures for PPE and Special Tools (6.6)0.0 (0.5) (0.6) (5.5) -Pension Cash Contributions 0.90.0 0.0 0.0 0.9 -Other (0.1)0.0 0.0 0.0 (0.1) Total Reconciling Items (5^8)O0 (05) (06) (47) Total Operating 4.05.2 0.7 0.5 (2.4) 1991 Consolidated GMAC Hughes EDS Total* Net Cash Provided by Operating Activities (GAAP) 6.53.6 0.9 0.9 1.1 Reclassificationsto/(from) U.S. GAAP: -Expenditures for PPE and Special Tools (7.2)0.0 (0.6) (0.7) (5.9) -Pension Cash Contributions 0.00.0 0.0 0.0 0.0 -Other (0.8)0.0 (0.1) (0.4) (0.3) Total Reconciling Items (S!ojO0 (07) (Llj (6~2) Total Operating (1.5)3.6 0.2 (0.2) (5.1) 1990 Consolidated GMAC Hughes EDS Total* Net Cash Provided by Operating Activities (GAAP) 6.82.0 0.9 1.1 2.8 Reclassificationsto/(from) U.S. GAAP: -Expenditures for PPE and Special Tools (7.4)0.0 (0.7) (0.5) (6.2) -Pension Cash Contributions 0.00.0 0.0 0.0 0.0 -Other (0.9)0.0 0.0 (0.1) (0.8) Total Reconciling Items (8~3)O0 (07) (06) (70) Total Operating (1.5)2.0 0.2 0.5 (4.2) Three Years of Operating Cash Flow (1990-1992) (11.7)

Supplemental Information Three Years of Operating Cash Flow (2002-Q3 CYTD 2004) $Billions Q3 CYTD 2004 2003 2002 Total* Net Cash Provided by Operating Activities (GAAP) 1.3 (5.3) 8.0 4.0 Reclassificationsto/(from) U.S. GAAP: -Expenditures for PPE and Special Tools (4.5) (6.6) (6.4) (17.5) -Pension Cash Contributions 5.3 20.6 5.8 31.7 -Sale of Defense 0.0 1.1 0.0 1.1 -Other (0.1) 0.4 0.8 1.1 Total Reconciling Items 07 15J5 O2 . 16.4 Total Operating 2.0 10.2 8.2 20.4